SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15 (D) OF THE
                           THE SECURITIES ACT OF 1934



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      DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): September 30, 2003

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                            BUCKEYE TECHNOLOGIES INC.
             (Exact name of registrant as specified in its charter)


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DELAWARE                                    33-60032                            62-1518973
(State of Incorporation)                    (Commission File Number)   (I.R.S. Employer Identification No.)
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                  1001 Tillman Street, Memphis, Tennessee 38112
                    (Address of principal executive offices)



           Registrant's telephone, including area code (901) 320-8100

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ITEM 5. OTHER EVENTS

On September 30, 2003, the Company issued the following press release.

                                    News from
[GRAPHIC OMITTED]
FOR IMMEDIATE RELEASE
                                    Contacts: Kris Matula, Senior Vice President
                                                                    901-320-8588
                                                                 Gordon Mitchell
                                                      Investor Relations Manager
                                                                    901-320-8256
                                                       Website:  www.bkitech.com


                         BUCKEYE EXTENDS CREDIT FACILITY


MEMPHIS, TN September 30, 2003 - Buckeye Technologies Inc. (NYSE:BKI) today announced that its Canadian $16 million credit agreement with The Toronto-Dominion Bank has been extended to mature on November 30, 2004. The interest rate and other terms and conditions remain substantially the same. The proceeds from this facility will continue to be used for general corporate purposes.

Buckeye Chairman David B. Ferraro commented that, "This is an attractive credit arrangement. Extending this loan will help ensure that we maintain liquidity with a comfortable margin of safety. We are pleased with our long-term relationship with Toronto-Dominion Bank.

Buckeye, a leading manufacturer and marketer of specialty cellulose and absorbent products, is headquartered in Memphis, Tennessee, USA. The Company currently operates facilities in the United States, Germany, Canada, Ireland and Brazil. Its products are sold worldwide to makers of consumer and industrial goods.

Certain matters discussed in this press release may constitute forward-looking statements within the meaning of the federal securities laws that involve risks and uncertainties, including but not limited to economic, competitive, governmental, and technological factors affecting the Company's operations, financing, markets, products, services and prices, and other factors. For further information on factors which could impact the Company and the statements contained herein, please refer to public filings with the Securities and Exchange Commission.


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ITEM 5. OTHER EVENTS

On October 2, 2003, the Company issued the following press release.

                              CONFERENCE CALL
                                       for
                            BUCKEYE TECHNOLOGIES INC.


                              First Quarter Results

                     We have scheduled a conference call for

                            Tuesday, October 21, 2003
                                9:30 a.m. Central

                Management participating on the call will include

                    David B. Ferraro, Chief Executive Officer
              John B. Crowe, President and Chief Operating Officer
   Kristopher J. Matula, Sr. Vice President, Nonwovens and Corporate Strategy
        Gayle L. Powelson, Sr. Vice President and Chief Financial Officer
                 Gordon B. Mitchell, Investor Relations Manager

All interested parties are invited to listen to the audio conference call live or tape delayed via the website WWW.STREETEVENTS.COM or via the Company's website homepage at WWW.BKITECH.COM. The replay will be archived on these websites through November 20, 2003.

In addition, persons interested in listening by telephone may dial in at (800) 811-7286 within the United States. International callers should dial (913) 981-4902. Participants should call no later than 9:20 a.m. CT.

To listen to the telephone replay of the conference call, dial (888) 203-1112 or
(719) 457-0820. The passcode is 637600. The telephone replay will be available until midnight November 10, 2003.

A press release will be issued via Business Wire after the market closes on October 20. If you do not receive a copy of this release, please contact Gordon Mitchell at (901) 320-8256.

We look forward to your participation.


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized,

                            BUCKEYE TECHNOLOGIES INC.


                              /s/ Gayle L. Powelson
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                              Gayle L. Powelson
                              Senior Vice President and Chief Financial Officer October 2, 2003